UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2010

NEWPORT BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-51856	20-4465271
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

100 Bellevue Avenue, Newport, Rhode Island		02840
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (401) 847-5500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders

The 2010 Annual Meeting of Stockholders of Newport Bancorp, Inc. (the “Company”) was held on May 20, 2010 (the “Annual Meeting”).  The matters considered and voted on by the Company’s stockholders at the Annual Meeting and the vote of the stockholders was as follows:

Matter 1. The election of five directors, each for a three-year term.

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
John N. Conti	2,786,353	386,792	377,229
William R. Harvey	3,090,002	83,143	377,229
Robert S. Lazar	3,124,134	49,011	377,229
Kevin M. McCarthy	3,123,802	49,343	377,229
Alicia S. Quirk	2,786,453	386,692	377,229

Matter 2.  The ratification of the appointment of Wolf & Company, P.C. as the Company’s independent public accounting firm for the year ending December 31, 2010.

Shares Voted For	Shares Voted Against	Abstentions
3,542,160	6,338	1,876

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPORT BANCORP, INC.
(Registrant)

Date: May 24, 2010	By:	/s Kevin M. McCarthy
Kevin M. McCarthy
President and Chief Executive Officer